As filed with the Securities and Exchange Commission on December 10, 2010

Registration No. 333-168195

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	PRE-EFFECTIVE AMENDMENT NO. 2

☐	POST-EFFECTIVE AMENDMENT NO.

FIRSTHAND TECHNOLOGY
VALUE FUND, INC.
(Exact Name of Registrant as Specified in Charter)

111 North Market Street, Suite 105, San Jose, California 95113
(Address of Principal Executive Offices)

(408) 886-7096
Registrant’s Telephone Number, including Area Code

Kevin M. Landis
SiVest Group, Incorporated
111 North Market Street, Suite 105
San Jose, California 95113
(Name and Address of Agent for Service)

Copies of all communications to:
Kelvin K. Leung, Esq.
SiVest Group, Incorporated
111 North Market Street, Suite 105
San Jose, California 95113

David A. Hearth, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor, San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

☐	It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock $.001 par value per share	$1,000,000	$40.00	$1,000,000	$71.30*

  *already paid

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	, 2010

Subject to completion

             Shares

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

Firsthand Technology Value Fund, Inc. (“we,” “us,” “our,” the “Company,” or the “BDC”.) is a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to seek long-term growth of capital. We intend to invest at least 80% of our total assets in equity securities of technology companies (as defined below), including cleantech companies.  We expect to emphasize technology companies that we believe hold the greatest potential for capital appreciation. We will focus our investments in private companies and in public companies with market capitalizations less than $250 million.

We will be managed by SiVest Group, Inc. (“SiVest” or the “Investment Adviser”).

Because we are newly organized, our shares have no history of public trading. We intend to apply to have our common stock approved for quotation on The Nasdaq Global Market under the symbol “SVVC”.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page __ of the prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at 111 North Market Street, Suite 105, San Jose, California 95113, by telephone at (408) 886-7096. The SEC also maintains a website at http://www.sec.gov that contains such information.

Unlike shares of open-end mutual funds, shares of the Company are not redeemable at net asset value.  In addition, shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will increase the risk of loss for purchasers in this offering. See “Dilution” for more information. Furthermore, there currently is no trading market for the Company’s shares, and there can be no assurance that a trading market will develop or will be sustainable for the Company’s common stock after the reorganization (as defined below). Therefore, the Company’s shares may be hard to sell.

The Company’s investment operations will commence upon the completion of a reorganization of the Firsthand Technology Value Fund (“TVF”), a series of the Firsthand Funds, into the Company.  That reorganization is expected to be a taxable event under federal income tax law, meaning that any gains realized by shareholders of TVF upon the reorganization will be taxable. Additionally, it should be noted that accumulated tax loss carryforwards of approximately $1.6 billion currently on the books of TVF will expire as a result of the proposed reorganization.  Because the shareholders of TVF will bear the expenses of that reorganization, the short-term value of their investment would decline by the proportionate share of those expenses despite the Investment Adviser’s expectation of greater long-term potential for favorable investment returns.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$40.00	$40.00
Sales load (underwriting discounts and commissions)	$0.00	$0.00
Proceeds, before expenses, to us (1)	$40.00	$40.00

(1)	We estimate that we will incur approximately $0 in expenses in connection with this offering.

You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted.

Page
Prospectus Summary

The Offering

Fees and Expenses

Risk Factors

Forward-looking Statements

Discussion of Expected Operating Plans

Use of Proceeds

Distributions

Capitalization

Dilution

Business

Management

Certain Relationships

Control Persons and Principal Stockholders

Determination of Net Asset Value

Dividend Reinvestment Plan

Material U.S. Federal Income Tax Considerations

Description of Our Capital Stock

Regulation

Custodian, Transfer and Distribution Paying Agent and Registrar

Brokerage Allocation and Other Practices

Legal Matters

Independent Registered Public Accounting Firm

Available Information

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” and “BDC” refer to Firsthand Technology Value Fund, Inc.; “SiVest” or “Investment Adviser” refer to SiVest Group, Inc.

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland Corporation that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and in public companies with market capitalizations less than $250 million. We anticipate that our portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly-traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and micro-cap public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

In connection with this offering, shareholders of an open-end mutual fund: Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds, a Delaware statutory trust, have been asked to approve a reorganization of TVF into the BDC in exchange for shares of the BDC upon consummation of this offering. As a result of the proposed reorganization, we expect that our portfolio will initially consist primarily of the securities holdings of TVF (including cash). Over time, however, we expect that our portfolio will consist primarily of illiquid privately placed venture capital companies. See “Discussion of Expected Operating Plans” and “Business -- Investments.”  The combined proxy and prospectus dated ___________, 2010 is incorporated by reference to this registration statement.

About SiVest Group, Inc.

SiVest Group, Inc. is an investment adviser registered with the SEC. It is controlled by Kevin Landis. In addition to being President of SiVest, Mr. Landis is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. Prior to founding SiVest, Mr. Landis served as chief investment officer for Firsthand Capital Management, Inc., the former investment adviser to Firsthand Funds. One of the nation's best-known technology investors, Mr. Landis serves as portfolio manager for Firsthand Alternative Energy Fund and TVF. He is also a portfolio co-manager for Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He is a board member at several alternative energy start-up companies. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a frequent guest lecturer at Santa Clara University's Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor's degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Currently, Kevin Landis represents TVF and sits on the following private companies’ boards: Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an observer on the board of directors of SoloPower, Inc.  Serving on the boards of directors of the portfolio companies may cause conflicts to arise. For example, Mr. Landis might recommend an investment opportunity to the Company in which he himself or one or more of his clients already have an existing interest.  The Company’s investing in such instances might, depending on the circumstances, be deemed to be beneficial to Mr. Landis or one or more of SiVest’s clients. The Investment Adviser has adopted various procedures to ensure that the Company will not be unfavorably affected by these potential conflicts. For example, some companies grant director stock options to individuals who serve as board members. In such cases, the Investment Adviser has a procedure in place to require all such benefits to be turned over to the Company.  Furthermore, SiVest has adopted internal control procedures where, if any conflicts arise, a committee composed of the independent directors of the Company shall have total discretion to rule on the conflicts.

Kevin Landis’s board participation is beneficial to the Investment Adviser’s industry research. Sitting on these boards enables him to gain additional insights regarding the technology industry and the strategic and operational issues faced by companies in that industry. However, by sitting on these boards, Mr. Landis also may have access to non-public information on publicly traded companies that may create a situation that could prohibit the Company (and other clients of the Investment Adviser) from making a particular investment or from trading an existing position. The Investment Adviser believes, however, that this risk is outweighed by the potential benefits gained from the ability to obtain in-depth firsthand information about the company by sitting on the board. Such information can assist the Investment Adviser in valuing the shares held by the BDC, protecting its position, and evaluating future investment opportunities in the company.

SiVest currently has a three-person investment management team and also employs various professionals, consultants, and contractors from time to time to assist in due diligence and valuation work.

We and the Investment Adviser may hire additional professionals, as needed, to assist with our ongoing investment management operations in the next few years.

MARKET OPPORTUNITY

The BDC intends to invest primarily in equity and equity derivative securities of technology and cleantech companies, both private venture capital-stage companies as well as publicly traded companies. We believe that the growth potential exhibited by private technology companies, particularly companies engaged in the cleantech sector, create an attractive investment environment for the BDC. While there is no standard definition of cleantech, it has been described as products, services, and processes that harness renewable materials and energy sources, dramatically reduce the use of resources, and cut or eliminate emissions and wastes. Renewable energy technologies (solar, wind, hydroelectric) and technologies used to improve energy efficiencies are useful examples of clean technologies.

•
We believe private technology companies have faced increasing difficulty in raising equity financing through public capital markets. While many technology and cleantech companies were formerly able to raise funds by selling equity through the initial public offering (IPO) process, most such opportunities dried up in mid-2008 when the public markets collapsed. As a result, many strong companies have been forced back to the private capital markets to raise additional funds.

•
We believe that while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations. We believe this combination of factors may lead to superior returns by investing in strong companies with depressed valuations in need of financing to sustain them until an IPO or acquisition.

•
We believe that opportunities to invest in private technology companies, particularly cleantech companies, will remain strong. We expect cleantech industries to experience rapid growth in the next 5-10 years, driven by at least three primary factors: (1) a U.S. push toward energy independence, (2) demand for solutions to human-caused climate change, and (3) surging global energy demand. Market researcher Clean Edge, Inc. projects global expenditures on biofuels, wind, and solar generation capacity to climb from approximately $145 billion in 2009 to over $343 billion by 2019.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies:

Management expertise

Kevin Landis has principal management responsibility for SiVest Group, Inc. as its Chief Investment Officer. Mr. Landis has approximately 16 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing the BDC and SiVest.

SiVest also employs a dedicated team of professionals to support Mr. Landis in his investing efforts. The team, led by Mr. Landis, has considerable experience in management positions within technology sector operating companies. Mr. Landis currently serves on the boards of directors at several technology and cleantech start-up companies.

Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe that this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford the BDC a competitive advantage in identifying and investing in private technology and cleantech companies.

Disciplined investment approach

The Investment Adviser intends to employ a disciplined approach in selecting investments. Our investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. The Investment Adviser does not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser will seek to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser will seek to pursue and invest in companies that meet several of the following criteria:

• • • • • •
outstanding technology,
barriers to entry (i.e. patents and other intellectual property rights), experienced management team,
established financial sponsors that have a history of creating value with portfolio companies, strong competitive industry position, and
viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

SiVest’s investment management team oversaw investments in 26 private and hundreds of public companies across various industries while employed by Firsthand Capital Management, Inc. We believe the expertise of the Investment Adviser’s management team will enable SiVest to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments through both active origination and dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity, and investment management communities in combination with their strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike many private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate better returns on invested capital and at the same time enable us to be a better long-term partner for our portfolio companies.

INITIAL INVESTMENT

The BDC has entered into an agreement and plan of reorganization (the “Reorganization Agreement”) with Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust, which provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for common stock shares of the BDC of equal value, and (2) the distribution of BDC shares to TVF shareholders in liquidation of TVF (hereafter referred to as the “Reorganization”). The Reorganization is subject to a number of conditions, including approval by shareholders of TVF.  After the closing of the Reorganization, TVF will cease to exist as a separate entity and separate series of Firsthand Funds. We expect that, at the closing of this offering, our portfolio investments will consist primarily of illiquid privately placed securities and cash currently held by TVF.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by SiVest and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay SiVest an annual base management fee based on our gross assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle currently in existence or formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We will not initiate a new investment in any portfolio company in which such a fund has a pre-existing investment (although we may invest in new rounds of financing for such existing investee companies), although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

OUR CORPORATE INFORMATION

Our offices are located at 111 North Market Street, Suite 105, San Jose, California 95113. Our telephone number is (408) 886-7096.

THE OFFERING

Common stock offered by us
1 share of common stock of the BDC at $40.00 per share. This does not include the shares of the BDC to be issued in connection with the proposed Reorganization of TVF, which would be separately offered under form N-14. For purposes of this document, however, we will use the word “Offering” to refer to the Reorganization offering.

Common stock to be outstanding after this offering	2501 shares of common stock of the BDC at $40.00 per share

Use of proceeds
We anticipate that there will soon be a future offering that will be part of the Reorganization. Therefore, no cash proceeds would be involved in that offering. We plan to invest the cash and other liquid assets of TVF received in the Reorganization in portfolio companies in accordance with our investment objective and the strategies described in this prospectus.

We anticipate that a substantial portion of the cash and liquid assets received from TVF in connection with this offering will be used within 12-18 months and all of the cash and liquid assets will be deployed within two years, in accordance with our investment objective, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment; or we may invest in short-term trading activities in publicly traded securities, subject to the limitations set forth in the 1940 Act. See “Use of Proceeds.”  Given the current low level of return for short-term fixed income investments , and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested.

Proposed Nasdaq Global Market symbol	“SVVC”

Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at, or below their net asset value.

Distributions
To the extent we receive capital gains, income, or dividends that are required to be distributed to stockholders, we intend to make such distributions annually to our stockholders out of assets legally available for distribution.

Taxation
We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain our RIC status and obtain RIC tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

Dividend reinvestment plan
We intend to have a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Investment advisory fees
We will pay SiVest a fee for its services under the Investment Management Agreement consisting of two components – a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of our gross assets. The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management--Investment Management Agreement.”

Anti-takeover provisions
Our board of directors will be divided into three classes of directors, each serving a staggered three-year term and until his or her successor is elected and qualifies. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock.”

Risk factors
We have no operating history. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest primarily in private companies. These activities involve a high degree of business and financial risk. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results, and variation in our portfolio value. See “Risk Factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements, and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “BDC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the BDC.

Stockholder transaction expenses:

Sales load (as a percentage of offering price)	0%(1)
Offering expenses (as a percentage of offering price)	0%(2)
Dividend reinvestment plan expenses	0%(3)

Total stockholder transaction expenses (as a percentage of offering price)	0%

Estimated annual expenses (as a percentage of net assets attributable to common stock):

Management fees	2.00%(4)
Incentive fees payable under investment management agreement (20% of “Incentive Fee Capital Gains”)	20.00%(5)
Other expenses (estimated)	0.50%(6)
Total annual expenses	2.50%(4)(6)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. The BDC does not intend to utilize leverage or borrowing and will not use leverage during its first twelve months of operations. Therefore, in calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$353	$1,074	$1,817	$3,774

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that this 5% return results entirely from net realized capital gains, making the entire 5% return subject to the 20% capital gains incentive fee. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	No underwriting discounts and commissions are charged with respect to shares sold in this offering because it is part of the Reorganization.

(2)	Amount reflects estimated offering expenses of approximately $0.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)
Our management fee under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”) is based on our total assets. See “Management—Investment Management Agreement” and footnote 5 below.

(5)	Currently, we do not have an estimate of the likelihood that incentive fees would need to be paid. The incentive fee consists of:

20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the year ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Management--Investment Management Agreement.”

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.

We were incorporated in April 2010 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We will commence business only if shareholders of TVF approve the Reorganization.  The initial assets of the BDC, upon its commencement of operation, will be composed solely of the assets of TVF (except for $2,000 of initial seed capital), and stockholders of the BDC will be the former TVF shareholders. Under the 1940 Act, the BDC’s ability to own publicly-traded securities with market capitalizations in excess of $250 million is limited. As a result, most of the public securities owned by TVF will be liquidated prior to the Reorganization. The cash realized from that transaction will be transferred to the BDC.  Initially, we will invest the cash received from the Reorganization in short-term investments, such as cash and cash equivalents, which we expect will earn low yields. Given the current low level of return for short-term fixed income investments , and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested.

We are investing with an existing pool of assets.

This offering is part of the Reorganization of TVF. Concurrent with this offering, a combined proxy statement and prospectus on Form N-14 (the “TVF Proxy Statement”) will be sent to shareholders of TVF to solicit their approval of the Reorganization. The details of the Reorganization as well as the risks involved in the Reorganization are set forth in the TVF Proxy Statement, which is incorporated by reference to this Prospectus. If shareholders of TVF fail to approve the Reorganization, this offering will not be completed.

We are dependent upon SiVest’s key personnel for our future success.

If the Investment Adviser is unable to hire and retain qualified personnel, or if it loses any key member of its management team, our ability to achieve our investment objective could be significantly impaired.

We will depend on the diligence, skill, and access to the network of business contacts of the management of SiVest, including Mr. Landis. We will also depend, to a significant extent, on SiVest’s access to the investment information and deal flow generated by Mr. Landis and any other investment professionals of SiVest. Mr. Landis and other management personnel of SiVest will evaluate, negotiate, structure, close, and monitor our investments. Our future success will depend on the continued service of Mr. Landis and other management personnel of SiVest. The resignation of SiVest, or the departure of Mr. Landis or any other key managers hired by SiVest could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that SiVest will remain the Investment Adviser.

In addition, in the reorganization, we will be acquiring all the assets of TVF, including its illiquid securities investments. In the last few years, TVF has made a number of attempts to sell some of those illiquid securities and has been unsuccessful in doing so.  In 2009, TVF engaged an investment bank and conducted an auction of its illiquid securities portfolio. While a number of parties conducted due diligence on the portfolio, ultimately there was no bid from any party.

The Investment Adviser and its management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or micro-cap U.S. public companies, cash, cash equivalents, U.S. government securities, and other high quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. While Mr. Landis, the Chief Investment Officer of SiVest, has approximately 16 years of experience managing technology stock mutual funds investments and 12 years of experience managing private equity investments, neither Mr. Landis nor SiVest has any experience managing a business development company, and Mr. Landis’s prior experience in managing mutual funds may not translate directly into his roles acting on our behalf. In addition, the investment philosophy and techniques used by Mr. Landis and SiVest may differ from those of other funds. Accordingly, we can offer no assurance that the BDC will replicate the historical performance of other investment companies with which Mr. Landis has been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

The Investment Adviser and its management manage other funds.

In addition to managing the BDC, SiVest is also the investment adviser to three open-end mutual funds in the Firsthand Funds family: Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund, and Firsthand Alternative Energy Fund. Mr. Landis, who has primary responsibility for the BDC, also serves as portfolio manager of Firsthand Alternative Energy Fund and co-portfolio manager of both Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. This may reduce the time SiVest and its investment management team have to devote to the affairs of the BDC.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on SiVest’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of SiVest’s structuring of the investment process, its ability to provide competent, attentive, and efficient services to us and our access to financing on acceptable terms. The management team of SiVest will have substantial responsibilities under the Investment Management Agreement. In addition, the employees of SiVest may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other venture capital firms and venture capital funds, various public and private investment funds, including hedge funds, other business development companies, commercial and investment banks, commercial financing companies, and various technology and alternative energy companies’ internal venture capital arms. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We intend to elect to be treated as a Regulated Investment Company (RIC), and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options, or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the BDC and our stockholders, and our stockholders approve the BDC’s policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will need to raise additional capital to grow.

We will need additional capital to fund growth in our investments once we have fully invested the cash (and other liquid assets, if any) received from TVF in the Reorganization.  We may issue equity securities in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, if stockholders opt out of reinvesting those distributions back into the BDC, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value according to our written valuation procedures and as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will primarily make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the performance of the portfolio securities we hold; the level of our expenses; variations in, and the timing of the recognition of, realized and unrealized gains or losses; the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

Our executive officers and directors may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of SiVest that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

In the course of our investing activities, we will pay investment management and incentive fees to SiVest, and will reimburse SiVest for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of SiVest has interests that differ from those of our stockholders, giving rise to a conflict.

Most members of the Board of Directors of the Company are also trustees of the Board of Trustees of Firsthand Funds. Of the four directors of the Company, Messrs. Landis, Burglin, and Yee all serve as both directors for the Company and trustees for Firsthand Funds. Mr. Lee is the only director of the Company who is not also a trustee of Firsthand Funds. The Company believes such a commonality of the board brings continuity of oversight after the closing of the Reorganization and allows the board of the Company to maintain the institutional knowledge and experience of overseeing illiquid securities and their pricing methods.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our board of directors may change our investment objective, operating policies, and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results, and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Equity Investments. We expect to make equity investments primarily in equity securities and equity derivatives (such as options, warrants, rights, etc.) of privately placed venture capital stage technology and alternative energy companies as well as publicly traded micro-cap companies (those with market capitalizations of less than $250 million).  Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in privately placed technology and alternative energy companies involves a number of significant risks, including that private companies generally have limited operating history and are not as well capitalized as public companies. In addition, private company valuations may fluctuate more dramatically than those of public companies and they frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

We may invest in micro-cap public companies.

Although micro-cap companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of micro-cap companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

We have not yet identified all of the portfolio company investments we intend to acquire using the proceeds of this offering (i.e., the cash to be received from TVF in connection with the Reorganization).

Prior to the closing of the Reorganization, most of the securities holdings of TVF (other than the illiquid securities holdings) will be sold and converted into cash, which the BDC can use for investments. We have not yet identified all of the potential investments for our portfolio. As a result, you are unable to evaluate all of our specific portfolio company investments prior to approving the Reorganization. Additionally, the Investment Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that all the illiquid securities received by the BDC from TVF in the Reorganization will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may fail or require additional capital investments from us during those periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These events could harm our operating results.

We may not realize gains from our equity investments.

We invest primarily in the equity securities of our portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options, or convertible securities that were acquired in the original or subsequent financing or

•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. We may also elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

To the extent we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so occasionally, we do not anticipate routinely taking controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of SiVest’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies.

We intend to invest primarily in equity securities issued by our portfolio companies. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which we invest. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to distribute to us.

Our incentive fee may induce SiVest to make speculative investments.

The incentive fee payable by us to SiVest may create an incentive for SiVest to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage the Investment Adviser to invest in higher risk investments in the hope of securing higher returns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, although we do not intend to make such investments during the first year. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and incentive fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to SiVest with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”). With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of SiVest as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves potential investments in equity securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations; political and social instability; expropriation; imposition of foreign taxes; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, if we do, that such strategies will be effective.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter, and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of the Company’s directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms and until their successors are duly elected and qualify, and provisions of our charter authorizing our board of directors (all without stockholder approval) to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The Investment Adviser may not be able to achieve the same or similar returns to those achieved by its investment professionals while they were employed at prior jobs.

Although Mr. Landis has been a portfolio manager of a number of open-end mutual funds in the Firsthand Funds family, including TVF, Mr. Landis’s track record and achievements are not necessarily indicative of future results that will be achieved by SiVest on our behalf. Similarly, while the research and operational professionals that support Mr. Landis in his management of Firsthand Funds are substantially the same individuals that will be supporting us, there is no assurance that they will be able to provide the same level of services to us as they did (and currently do) for Firsthand Funds.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions annually to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a distribution. It is also likely that both the availability and amount of distribution will vary drastically from year to year. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	any loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the Investment Adviser to employ experienced senior investment professionals or the departure of SiVest’s key personnel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to various factors such as underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

If, after completion of this offering, we conduct additional offerings to sell additional shares of our common stock, the prevailing market price for our common stock could be adversely affected. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results,

•	our business prospects and the prospects of our prospective portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our prospective portfolio companies to achieve their objectives,

•	our expected financings and investments,

•	the adequacy of our cash resources and working capital, and

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

DISCUSSION OF EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in the prospectus.

OVERVIEW

Firsthand Technology Value Fund, Inc. was incorporated under the Maryland General Corporation Law in April 2010. We are a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or micro-cap public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector and in the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and public companies with market capitalizations less than $250 million. We anticipate that the BDC’s portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

Revenues

We plan to generate capital gains on the equity interests that we may acquire in portfolio companies.

Expenses

Our primary operating expenses will include the payment of (1) investment management fees to the Investment Adviser; and (2) other operating costs as detailed below. Our investment management fee will compensate the Investment Adviser for its work in identifying, evaluating, negotiating, consummating, and monitoring our investments. See “Management—Investment Management Agreement.” We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services of our illiquid private company holdings;
•	the cost of effecting sales and purchases of shares of our common stock and other securities, such as through our dividend reinvestment plan;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with using unaffiliated third parties such as technology or industry experts to perform due diligence reviews of prospective investments and legal fees to outside counsel incurred in connection with structuring and documenting transactions;

• • •	administration fees; transfer agency fees; custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone, and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Financial condition, liquidity, and capital resources

We will generate cash primarily from the Reorganization, through which cash from TVF will be transferred to the BDC. We may also generate cash from any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on an annual basis out of assets legally available therefor. In order to qualify as a RIC  and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. SiVest Group, Inc. has entered into an Investment Management Agreement, whereby SiVest will provide investment management services to the BDC upon the closing of the Reorganization and the consummation of this offering in accordance with the 1940 Act. Payments under the Investment Management Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “Management—Investment Management Agreement.”

We have entered into an Administration and Accounting Services Agreement (“Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. pursuant to which BNY Mellon Investment Servicing (US) Inc. will provide administrative services, as discussed below.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

CRITICAL ACCOUNTING POLICIES

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid equity and equity derivatives of securities of venture capital stage technology companies. Under written procedures established by our board of directors, we intend to value public companies investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). In addition, a large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

For more information, see “Business--Investment selection--Ongoing relationships with portfolio companies--Valuation process.”

Revenue Recognition

We will record interest or dividend income on an accrual basis to the extent that we expect to collect such amounts. We will not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, and market discount will be capitalized, and we will then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

USE OF PROCEEDS

Since this offering involves the Reorganization of TVF into the BDC and does not involve the sale of new common stock of the BDC for cash, we do not expect to receive any cash proceeds from the sale of shares of our common stock in this offering. Instead, we expect to receive all the assets of TVF, which will include illiquid securities and cash, currently estimated to be approximately $140 million. As a result of the Reorganization, TVF’s shareholders will become stockholders of the BDC and will hold, immediately after the Reorganization, BDC shares having a total dollar value equal to the total dollar value of the shares of TVF that the shareholder held immediately before the Reorganization, subject to the expenses associated with the Reorganization. Expenses of the Reorganization will be deducted when calculating the NAV of TVF immediately before closing the Reorganization.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

We anticipate that a substantial portion of the net proceeds of this offering will be used for the above purposes within 12-18 months and all of the net proceeds of this offering will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment. The investment advisory fee payable by us will not be reduced while our assets are invested in such securities. Given the current low level of return for short-term fixed income investments , and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to make annual distributions to our stockholders. The timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth (1) our actual capitalization as of November 24, 2010 and (2) our cash, estimated organizational expenses and capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $40 per share and organization and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of November 24, 2010
	Actual	As Adjusted(*)

Assets:
Cash	$100,000	$100,040
Total Assets	$100,000	$100,040
Liabilities: Estimated Organizational Expenses	$0	$0**
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 2.500 common shares outstanding, 2,501 common shares outstanding, as adjusted	$40.00	$40.00

Capital in excess of par value	$99,999.75	$99,999.75
Total stockholders’ equity	$100,000	$100,040
Net stockholder equity	$100,000	$100,040

*This table reflects offerings of seed capital shares only (including the seed capital offering of $100,000 prior to the effectiveness of this registration statement and the offering of $40 in this offering). The actual column shows information immediately prior to this offering and the as adjusted column reflects the offering of one share of common stock in this offering at $40 per share. It does not include the contemplated reorganization of TVF into the Company, which is described separately in the Combined Proxy Statement and Prospectus.

** While the Company has an estimated organization expenses of $35,000, SiVest has agreed to bear all of those expenses. Therefore, the Company has no liability regarding organization expenses.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities, by the number of outstanding shares.

As of the date of this prospectus, our net tangible book value was $100,000, or approximately $40 per share. After giving effect to the sale of the shares to be sold in this offering, and the payment of estimated organizational expenses and estimated expenses of this offering, our pro forma net tangible book value would be approximately $100,040, or $40 per share.

The following table illustrates the dilution to the shares on a per share basis:

Offering price	$40.00
Net tangible book value before this offering	$40.00
Increase attributable to shareholders as a result of this offering	$0
Pro forma net tangible book value after this offering	$40.00

*This table reflects offering of seed capital shares only. It does not include the contemplated reorganization of TVF into the Company, which is described separately in the Combined Proxy Statement and Prospectus.

The following table sets forth information with respect to the shares prior to and following the offering:

	Shares Purchased		Total Consideration		Average Price
	Number	Percentage	Amount	Percentage	Per Share
Common Stock	2500	100%	$100,000	100%	$40.00

The pro forma net tangible book value after the offering  is calculated as follows: Net Assets / Shares Outstanding

Numerator:

Net tangible book value before the offering	$100,000
Proceeds from this offering	$40
$100,040

Denominator

Shares outstanding prior to the offering	2,500
Shares included in this offering	1
Total shares	2,501

BUSINESS

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector including, but not limited to, computer hardware, software, telecommunications, networking, Internet, and consumer electronics, as well as those in the so-called "cleantech" sector. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and public companies with market capitalizations less than $250 million. We anticipate that the BDC’s portfolio will be primarily comprised of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

About SiVest Group, Inc.

Our investment activities are managed by SiVest Group, Inc. SiVest was founded in 2009 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The majority owner and Chief Investment Officer of SiVest is Kevin Landis. Mr. Landis has approximately 16 years of professional investment experience, including more than 12 years of investing in equity securities of private companies. SiVest also employs an experienced team of professionals, including investment analysts, attorneys, and portfolio managers. The team has been involved in originating, structuring, negotiating, consummating, managing, and monitoring private company investments during its tenure at SiVest and Firsthand Capital Management, Inc., another investment adviser that Mr. Landis co-founded in 1994. During Mr. Landis’s tenure with Firsthand Capital Management, Inc., he and his team invested approximately $150 million in 26 private companies.

SiVest Group, Inc. has never managed a business development company or a closed-end fund. SiVest has only managed investment companies since August 3, 2009.

The team has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys, and accountants that we believe will provide us with access to substantial investment opportunities.

The Investment Adviser also employs a team of investment research professionals to assist Mr. Landis in originating, analyzing, and managing investments. It also has a seasoned attorney on staff to assist with deal structure and negotiation.

MARKET OPPORTUNITY

The BDC intends to invest primarily in equity securities of private technology companies in the United States. We believe that the growth potential exhibited by private technology companies, particularly companies engaged in so-called cleantech technologies, create an attractive investment environment for the BDC.

•
We believe private technology companies have faced increasing difficulty in raising equity financing through public capital markets. While many technology and cleantech companies were formerly able to raise funds by selling equity through the initial public offering (IPO) process, most such opportunities dried up in mid-2008 when the public markets collapsed. As a result, many strong companies have been forced back to the private capital markets to raise additional funds. The graph below illustrates the recent decline in IPO and merger and acquisition (M&A) activity.

Source: National Venture Capital Association (NVCA)

•
We believe that while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations. We believe this combination of factors will lead to superior returns by investing in strong companies with depressed valuations in need of financing to sustain them until an IPO or acquisition. The graph below illustrates the recent decline in fundraising by venture capital funds.

Source: National Venture Capital Association (NVCA)

•
We believe that opportunities to invest in private technology companies, particularly cleantech companies, will remain strong. We expect cleantech industries to experience rapid growth in the next 5-10 years driven by at least three primary factors: (1) a U.S. push toward energy independence, (2) demand for solutions to human-caused climate change, and (3) surging global energy demand. Market researcher Clean Edge, Inc. projects global expenditures on biofuels, wind, and solar generation capacity to climb from approximately $145 billion in 2009 to over $343 billion by 2019.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies:

Management expertise

Kevin Landis has principal management responsibility for SiVest Group, Inc. as its President and Chief Investment Officer. Mr. Landis has approximately 16 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing Firsthand Technology Value Fund, Inc. and SiVest Group, Inc. Kevin Landis controls SiVest and is a trustee of Firsthand Funds and a director of BDC. Prior to joining SiVest, Mr. Landis served as Chief Investment Officer of Firsthand Capital Management, Inc., since 1994.

Disciplined investment approach

The Investment Adviser intends to employ a disciplined approach in selecting investments. Consistent with the investment strategy employed by the team while at Firsthand Capital Management, Inc., the Investment Adviser’s investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. The Investment Adviser does not intend to pursue short-term origination targets for investments in privately placed securities. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser will seek to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser will seek to pursue and invest in companies that meet several of the following criteria:

•	outstanding technology,

•	barriers to entry (i.e., patents and other intellectual property rights),

•	experienced management team,

•	established financial sponsors that have a history of creating value with portfolio companies,

•	strong and competitive industry position, and

•	viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

SiVest’s investment management team oversaw investments in 26 private and hundreds of public companies across numerous industries while employed by Firsthand Capital Management, Inc. We believe the expertise of the Investment Adviser’s management team will enable SiVest to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity and investment management communities in combination with their strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

INITIAL INVESTMENT

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by SiVest and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay SiVest an annual base management fee based on our total assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

We have also entered into an Administration Agreement under which we have agreed to pay BNY Mellon Investment Servicing (US) Inc. certain administration fees in return for administration services. See “Management — Administration Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If  the Investment Adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

INVESTMENTS

SiVest will seek to create a diversified portfolio of equity securities by investing approximately $1 to $10 million of capital, on average, in the securities of micro-cap public and private companies.

Initially, we expect that our portfolio will consist primarily of cash and equity positions in private companies formerly held by Firsthand Technology Value Fund, an open-end mutual fund sponsored by Firsthand Funds, a Delaware statutory trust. These investments include holdings in several private cleantech companies, including

Silicon Genesis Corp., SoloPower Corp., and UCT Coatings. Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

The following table provides a summary of the five private companies that are currently held by Firsthand Technology Value Fund and are expected to be among the initial positions of our portfolio.* Our venture capital portfolio is composed of companies at varying maturities facing different types of risks.  We have defined these levels of maturity as: (1) Early Stage, (2) Mid Stage, and (3) Late Stage.  Early-stage companies have a high degree of technical, market and execution risk, which is typical of initial investments by venture capital firms, including us.  These companies often require substantial development of their technologies before they begin introducing products/services to market.  Mid-stage companies are those that have overcome most of the technical risk associated with their products/services and are now focused on addressing the market acceptance for their products.   Late-stage companies are those that have determined there is a market for their products/services, and they are now focused on sales execution and scale.

Company	Industry	Enabling Technology	Maturity Level
Innovion	Semiconductor	Ion implant foundry	Mid Stage
Movius	Telecommunications	Mobile phone value-added services	Late Stage
Silicon Genesis	Solar	Proton beam wafer cleaving	Early Stage
SoloPower	Solar	Thin-film photovoltaic using CIGS	Early Stage
UCT Coatings	Advanced Materials	Nickel boron coating	Mid Stage

*TVF also invested in another private company, Solaicx, Inc. On July 1, 2010, MEMC Electronic Materials acquired Solaicx. Even though closing has occurred, the payment structure of the transaction involved certain contingent payments for the next couple of years.

We will generally seek to invest in companies from the broad variety of industries in which the Investment Adviser has direct expertise. The following is a representative list of the industries in which we may elect to invest.

•	Computer Hardware

•	Computer Software

•	Computer Peripherals

•	Solar Photovoltaics

•	Energy Efficiency

•	Solid-state Lighting

•	Water Purification

•	Wind-Generated Electricity

•	Fuel Cells

•	Biofuels

•	Electronic Components

•	Semiconductors

•	Telecommunications

•	Advanced Materials

We may invest in other industries if we are presented with attractive opportunities.

INVESTMENT SELECTION

The Investment Adviser will seek to maximize the potential for capital appreciation.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our experience and access to market information generated to identify investment candidates and to structure investments quickly and effectively.

Outstanding Technology

Our investment philosophy will place a premium on identifying companies that have developed disruptive technologies, that is, technologies with the potential to dramatically alter the economics or performance of a particular type of product or service.

Barriers to Entry

We believe having defensible barriers to entry, in the form of patents or other intellectual property rights, is critically important in technology industries, in which change happens very rapidly. We seek out companies that have secured protection of key technologies through patents, trademarks, or other means.

Experienced management and established financial sponsor relationship

We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. In addition, we intend to focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment adviser have an established relationship.

Strong and defensible competitive market position in industry

We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Viable exit strategy

We will seek to invest in companies that we believe will provide a steady stream of cash flow to reinvest in their respective businesses. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

We believe the five private companies currently held by TVF each have a viable exit strategy of either an initial public offering of shares or an acquisition by a strategic buyer.  We also believe that a strategic sale is more likely than an IPO in today’s market environment, although IPOs cannot be ruled out. We believe that such an acquisition is possible at any time for any of our companies.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through the Investment Adviser, will conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts. The Investment Adviser will conduct extensive due diligence investigations in their investment activities. In conducting due diligence, we expect that the Investment Adviser will use publicly available information as well as information from its relationships with former and current management teams, consultants, competitors, and investment bankers.

Our due diligence will typically include:

•	review of historical and prospective financial information;
•	review of technology, product, and business plan;
•	on-site visits;
•	interviews with management, employees, customers, and vendors of the potential portfolio company;
•	background checks; and
•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence, the Investment Adviser’s investment committee, will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside consultants, experts, and/or advisers, as appropriate. To the extent unaffiliated, third-party consultants, experts, and/or advisers are used, we will be responsible for those expenses.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Managerial assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We may receive fees for these services. SiVest will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

SiVest will monitor our portfolio companies on an ongoing basis. Specifically, SiVest will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

SiVest will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to portfolio company’s technology development, business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements, and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

•	An independent valuation firm engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and provide their own independent assessment;

•	The valuation committee and audit committee of our board of directors will review the preliminary valuation of the of the Investment Adviser and that of the independent valuation firm and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•
The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the independent valuation firms and the valuation committee and audit committee.

We expect that all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above. As a result, there will be uncertainty with respect to the value of our portfolio investments.

COMPETITION

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and special purpose acquisition company (“SPACs”) sponsors, investment bankers that underwrite initial public offerings, hedge funds that invest in private investments in public equities (PIPEs), traditional financial services companies such as commercial banks, and other sources of financing.  Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe we compete with these entities primarily on the basis of our willingness to make smaller, non-controlling investments, the experience and contacts of our investment professionals within our targeted industries, our responsive and efficient investment analysis and decision-making processes, and the investment terms that we offer. We do not seek to compete primarily on the deal terms we offer to potential portfolio companies. We expect to use the industry information available to the Investment Adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of Mr. Landis, and the other senior investment professionals the Investment Adviser retains, will enable us to learn about, and compete effectively for, financing opportunities with attractive companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

STAFFING

We do not currently have any employees. Mr. Landis, our chief executive officer, is the majority owner and Chief Investment Officer of the Investment Adviser. The Investment Adviser currently employs a staff of 11, including investment, legal, and administrative professionals.

PROPERTIES

Our executive offices are located at111 North Market Street, Suite 105, San Jose, CA 95113. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

Neither the Investment Adviser nor us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against the Investment Adviser. From time to time, we or the Investment Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of  4  members, 3  of whom are not “interested persons” of SiVest as defined in Section 2(a)(19) of the 1940

Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, and will continue to serve until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Kevin Landis	49	Chief Executive Officer and Chairman of the Board	2010	2013

Independent Directors

Greg Burglin	50	Director	2010	2011

Rodney Yee	50	Director	2010	2012

Kimun Lee	64	Director	2010	2013

The address for each director is 111 North Market Street, Suite 105, San Jose, California 95113, by telephone at (408) 886-7096.

Executive Officers

The President, Chief Executive Officer and Chief Financial Officer of the BDC is Kevin Landis, who is also a director of the BDC. The Chief Compliance Officer for the BDC is Nicholas Petredis.

Biographical Information

Directors

Our directors have been divided into two groups—an interested director and three independent directors. An interested director is an “interested person” as defined in the 1940 Act.

Interested Director

Kevin Landis, 49, in addition to being President of SiVest, is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. One of the nation's best-known technology investors, Mr. Landis serves as portfolio manager for Firsthand Alternative Energy Fund and TVF. He is also a portfolio co-manager for Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the boards of directors at Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an oberserver on the board of SoloPower, Inc. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a frequent guest lecturer at Santa Clara University's Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor's degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Independent Directors

Rodney Yee, 50, was appointed Chief Operations Officer of ASA Limited in July 2010. From November 2005 to July 2010, Mr. Yee was Chief Operating Officer of CCM Partners, an SEC-registered investment adviser. From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management, an SEC-registered investment adviser, and Treasurer of Matthews Asian Funds. Mr. Yee has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since July 2010.

Greg Burglin, 50, is a tax consultant and has been for more than 5 years. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008.

Kimun Lee, 64, is a California registered investment adviser and has conducted his business under the name Resources Consolidated since January 1980. Mr. Lee is also a director and principal of  iShares Delaware Trust Sponsor LLC, a commodity pool operator (“CPO”) registered with the U.S. Commodity Futures Trading Commission. Until January 2005, Mr. Lee also served as a member of the board of directors of Fremont Mutual Funds, Inc., a mutual fund company.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The members of the audit committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Yee serves as chairman of the audit committee. The audit committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.

Valuation Committee

The members of the valuation committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Burglin serves as chairman of the valuation committee. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The Nasdaq Global Market. Mr. Lee serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

The independent directors each will receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting, $1,000 for each regularly scheduled telephonic board meeting, $500 for each special board meeting, $200 for each valuation committee meeting, $1,000 per in-person audit committee meeting, and $500 for each telephonic audit committee meeting. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers the Investment Adviser and the mutual fund complex it advises. No compensation is expected to be paid to directors who are “interested persons.”

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

The Chief Executive Officer and Chief Financial Officer receive no compensation from us. The compensation of our Chief Compliance Officer will be paid by us.

INVESTMENT MANAGEMENT AGREEMENT

Management Services

SiVest Group, Inc. has entered into an Investment Management Agreement with us whereby SiVest will provide investment management services to us effective upon the closing of the Reorganization. Subject to the overall supervision of our board of directors, the Investment Adviser will manage the day-to-day operations of, and provide investment management services to, the BDC. Under the terms of the Investment Management Agreement, SiVest will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

SiVest’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. SiVest currently serves as investment manager to Firsthand Funds, a family of open-end mutual funds.

Investment Management Fee

Pursuant to the Investment Management Agreement in effect subsequent to completion of this offering, we will pay SiVest a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of the our gross assets at the end of the current calendar quarter and (2) the value of our gross assets at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated.The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, provided that, the incentive fee determined as of December 31, 2010, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Mathematically, the formula for computing the annual incentive fee can be written as:

Incentive fee	=	20%	x	(	Cumulative realized gains	-	Cumulative realized losses	-	Unrealized depreciation	)	-	Previously paid incentive fees

For the purposes of calculating realized capital gains, the cost basis of each security acquired in the Reorganization shall be equal to the greater of the original purchase price of that security by Firsthand Funds or the fair market value of the security at the time of the Reorganization.

Example Incentive Fee Calculation

Example: Incentive Fee on Capital Gains:

Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = $50,000 realized capital gains and $20,000 realized capital losses and unrealized capital depreciation. Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Calculation of Incentive Fee

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 20% x ($50,000 - $20,000)
= 20% x $30,000
= $6,000

Payment of Our Expenses

All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by SiVest. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and purchases of shares of our common stock and other securities such as through our dividend reinvestment plan or secondary offerings of additional shares;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments, outside legal counsel expenses in structuring the investments, and investment advisory fees;

•	Administration, accounting, stock transfer agent, and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance, and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs; and

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including the costs of our Chief Compliance Officer.

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of SiVest, on September 10, 2010. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act), including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon SiVest’s key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, SiVest and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of SiVest’s services under each respective agreement or otherwise as an investment adviser of the BDC.

Organization of the Investment Adviser

SiVest is a California corporation that is registered as an investment adviser under the Advisers Act. The principal executive offices of SiVest are located at 111 North Market Street, Suite 105, San Jose, CA 95113.

Board Approval of the Investment Management Agreement

Our board of directors determined at a meeting held on September 10, 2010, to approve the Investment Management Agreement. In its consideration of the Investment Management Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to the Investment Adviser their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;
•	potential economies of scale, if any, to be enjoyed by the Investment Adviser when managing a business development company together with a family of open-end mutual funds;
•	the organizational capability and financial condition of the Investment Adviser and its affiliates;
•
the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and further discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

We have entered into an Administration Agreement with BNY Mellon Asset Servicing (US) Inc. pursuant to which BNY Mellon Asset Servicing (US) Inc. will provide all administrative services discussed below.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BNY Mellon Asset Servicing (US) Inc.  and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BNY Mellon Asset Servicing (US) Inc.’s services under the Administration Agreement or otherwise as administrator for us.

CERTAIN RELATIONSHIPS

We have entered into the Investment Management Agreement with SiVest, in which the chairman of our board of directors and our chief executive officer and chief financial officer has ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with SiVest that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the chief financial officer and chief compliance officer, and the other senior investment professionals the Investment Adviser currently retains or will retain subsequent to this offering, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with SiVest. However, the Investment Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest that could impact our investment returns.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 2500 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering (1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage

Kevin M. Landis	Direct	2,500	100%	2,501	100%

(1)	Assumes issuance of 1 shares offered by this prospectus.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in BDC (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by director in family of investment companies (2)
Greg Burglin	None	None

Rodney Yee	None	None

Kimun Lee	None	None

Interested Directors

Kevin Landis	50,000 to $100,000	over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)	BDC is a member of the family of investment companies that include also Firsthand Funds, a Delaware statutory trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities will not be valued above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. We will value the illiquid securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, independent valuation firm, valuation committee, and audit committee, as appropriate.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

•	An independent valuation firm engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•
The valuation committee of our board of directors will review the preliminary valuation of the Investment Adviser and that of the independent valuation firm and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•
The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the independent valuation firm, and the valuation committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, fundamental factors such as sales, income, or earnings multiples; market prices for similar securities; purchase price of the securities; subsequent private transactions in the securities or related securities; and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each offering of shares of our common stock, including the sale in connection with the Reorganization, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (2) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ”opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying BNY Mellon Investment Servicing (US) Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same federal, state, and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-800-331-1710.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035, or by telephone at 1-800-331-1710.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership, and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her, or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements; the applicability of federal, state, local, and foreign tax laws; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A RIC

If we:

•	qualify as a RIC and

•	satisfy the Annual Distribution Requirement

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed or taxed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts, or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount; each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her, or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per-share and per-distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to non-U.S. stockholders directly) generally will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the distributions received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to have our common stock quoted on The Nasdaq Global Market under the ticker symbol “SVVC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, distributions, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our common stock if, as, and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the exclusive voting rights of any other class or series of stock, if any are issued, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, if any, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that may be issued.

Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring, or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2011, 2012, and 2013, respectively, and when their successors are duly elected and qualify. Beginning in 2011, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our bylaws provide that a plurality of all votes cast at a meeting of stockholders shall be sufficient to elect a director.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for a lesser percentage (which our charter does not for common stock) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1)  by, or at the direction of, the board of directors, or (2) provided that the special meeting has been duly called by or at the discretion of the board of directors for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange, or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law; (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors; (3) any amendment to our charter that would make our common stock a redeemable security; and (4) any amendment to certain provisions of our charter, including the provisions relating to our purpose, the number, qualifications, classification, and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. That requirement for an 80% vote is a greater percentage than required by the 1940 Act and Maryland law. The effect is to make it harder for stockholders to implement these changes.  However, if such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law.  The “Continuing Directors” are defined in our charter as (a) our current Directors (b) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of our current Directors who are then on the Board, and (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the our Board by persons wishing to cause such transactions to take place.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers, or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based, in part, on our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Although we may write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, we may decide not to do so. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and they may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange.

(2)	Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment.

(7)
Securities of issuers that has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

CODE OF ETHICS

We and SiVest have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Investment Adviser. The Proxy Voting Policies and Procedures of the Investment Adviser are set forth below. The guidelines are reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our,” and “us” refers to the Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. We have adopted a set of proxy voting policies and procedures to govern how we vote proxies.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Kevin Landis, Chief Executive Officer, SiVest Group, Inc., 111 North Market Street, Suite 105, San Jose, CA 95113.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information, and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of the Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic, and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the BDC or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office.

We and SiVest are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER, AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by PFPC Trust Company. The address of the custodian is: 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. BNY Mellon Investment Servicing (US) Inc. will act as our transfer agent, distribution paying agent, and registrar. The principal business address of BNY Mellon Investment Servicing (US) Inc. is 301 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is 800-331-1710.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the BDC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, the BDC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the BDC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Quotation on The Nasdaq Global Market

We intend to apply to list our common stock on The Nasdaq Global Market under the symbol “SVVC”.

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined based on TVF’s net asset value on the Reorganization date calculated according to the procedures of Firsthand Funds.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the BDC by Paul Hastings Janofsky & Walker LLP, San Francisco, California; and by Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the BDC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements, and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Statement of Additional Information
Dated December __, 2010

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
111 NORTH MARKET STREET
Suite 105
San Jose, California 95113
Telephone:  888-884-2675

This SAI is not a prospectus but should be read in conjunction with the Prospectus dated the date hereof. Copies of the Prospectus may be obtained at no charge by writing or calling Firsthand Technology Value Fund, Inc. at the address or telephone number set forth above.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

Incorporation of Documents by Reference in this Statement of Additional Information

Further information about Firsthand Technology Value Fund, Inc. (“BDC”), a Maryland corporation, are contained (and incorporated herein by reference) in the current prospectus and SAI for BDC dated December __, 2010 which have been filed electronically with the SEC. (SEC File Nos. 333-168195 and 814-00830).

Further information about Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds, a Delaware statutory trust, are contained in (and incorporated herein by reference) in the current prospectus and combined SAI for TVF dated April 30, 2010, which have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

The Annual Report for TVF, including its audited financial statements and related Report of Independent Registered Public Accounting firm for the year ended December 31, 2009 as well as the Semi-Annual Report of TVF, including its unaudited financial statements for the period ending June 30, 2010, are incorporated herein by reference.  These reports have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

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Statements of Assets and Liabilities of BDC as of November 24, 2010	3

2

Firsthand Technology Value Fund, Inc.
Statements of Assets and Liabilities
As of November 24, 2010
Firsthand Technology Value Fund, Inc.
ASSETS
Cash	$100,000
TOTAL ASSETS	100,000

LIABILITIES	-

Net assets for shares of beneficial interest outstanding	$100,000

Shares outstanding	2,500

Net asset value, offering and redemption price per share	$40.00

Net assets consist of:
Paid-in capital	$100,000

The accompanying notes are an integral part of this statement.

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Notes to Statement of Assets and Liabilities

1.	Organization

Firsthand Technology Value Fund, Inc. (the “Fund”) was organized as a Maryland corporation on April 19, 2010, and is a non-diversified, closed-end management investment company that has elected to be treated as a “business development company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has had no operations other than the sale of 2,500 shares of its common stock, par value $0.001, to an initial shareholder at a price of $40 per share, thereby generating aggregate proceeds of $100,000. The sale was consummated through two separate transactions, one for 25 shares on September 21, 2010 and a second transaction for 2,475 shares on November 19, 2010.  The Fund’s investment objective is to seek long-term growth of capital. Under normal circumstances the Fund will invest at least 80% of its total assets for investment purposes in technology companies. The Fund considers technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances the Fund will invest at least 70% of our assets in private venture capital companies and in public companies with market capitalizations less than $250 million. It is anticipated that the Fund’s portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.

SiVest Group, Inc. (the “Advisor” or “SiVest”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Organization Expenses
Expenses incurred by the Fund in connection with the organization of the Fund are paid by the Advisor.

Fund Expenses
The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: investment management fees; legal fees; accounting and auditing fees; custody fees; transfer agent fees; costs of computing the Fund’s net asset value; expenses of preparing, printing, and distributing prospectuses, Statement of Additional Information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses for independent valuation; expenses of Shareholders’ and Board meetings; Shareholder record keeping and Shareholder account services, fees, and disbursements; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

Federal Income Taxes
The Fund intends to be treated as a partnership for Federal income tax purposes.  Each Shareholder is responsible for the tax liability or benefit relating to such Shareholder’s distributive share of taxable income or loss.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

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3.	Investment Management

The Fund has an Investment Management Agreement (“Investment Management Agreement”) with SiVest.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund, subject to the overall supervision of the Board of Directors of the Fund. Under the terms of the Investment Management Agreement, SiVest will, among other duties, (a) determine the composition of the Fund’s portfolio, the nature and timing of the changes to the portfolio, and the manners of implementing such changes; (b) identify, evaluate and negotiate the structure of the private equity investments to be made by the Fund, including performing due diligence on prospective portfolio companies; and (c) close the transaction and to continue to monitor the investments made by the Fund.

Pursuant to the Investment Management Agreement in effect subsequent to completion of this offering, the Fund will pay SiVest a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of the Fund’s gross assets at the end of the current calendar quarter and (2) the value of the Fund’s gross assets at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated.

The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, provided that, the incentive fee determined as of December 31, 2011, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Mathematically, the formula for computing the annual incentive fee can be written as:

Incentive fee	=	20%	x	(	Cumulative realized gains	-	Cumulative realized losses	-	Unrealized depreciation	)	-	Previously paid incentive fees

For the purposes of calculating realized capital gains, the cost basis of each security acquired in the proposed reorganization between the Fund and Firsthand Technology Value Fund, a series of Firsthand Funds (a Delaware statutory trust) (“TVF”) shall be equal to the greater of the original purchase price of that security by TVF or the fair market value of the security at the time of the proposed reorganization.

4.	Subsequent Events

Management has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure of the Fund through the date the financial statements were issued.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of
Firsthand Technology Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Firsthand Technology Value Fund, Inc.  (the “Fund”) as of November 24, 2010. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Firsthand Technology Value Fund, Inc. as of November 24, 2010, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 9, 2010

6

FIRSTHAND FUNDS

FORM N-2

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2)	Exhibits

Exhibit Number	Description

(a)(1)	Articles of Incorporation of the Registrant – Incorporated by reference to the Registrant’s Registration Statement as filed with the SEC on July 19, 2010.

(a)(2)	Articles of Amendment and Restatement – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(b)(1)	By-Laws of the Registrant – Incorporated by reference to the Registrant’s Registration Statement as filed with the SEC on July 19, 2010.

(b)(2)	Amended and Restated Bylaws of Registrant – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(c)	Voting Trust Agreement – none

(d)	Form of Stock Certificate – not applicable.

(e)	Dividend Reinvestment Plan – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(f)	Long-Term Debt Instruments — none

(g)	Form of Investment Management Agreement between Registrant and SiVest Group, Inc. – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(h)	Form of Underwriting Agreement – not applicable

(i)	Bonus, Profit Sharing, Pension Plans — not applicable.

(j)	Form of Custodian Services Agreement between Registrant and PFPC Trust Company – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(k)	Other Material Contracts

(k)(1)
Form of Administration and Accounting Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. - Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(k)(2)
Form of Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

(l)	Opinion and Consent of Venable LLP – filed herewith.

(m)	Non-Resident Officers/Directors — none.

(n)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(o)	Omitted Financial Statements - none

(p)	Subscription Agreement – none

(q)	Model Retirement Plans – none

(r)	Code of Ethics of Registrant and SiVest Group, Inc. – Incorporated by reference to the Pre-Effective Amendment filed with the SEC on September 24, 2010.

Item 26.	Marketing Arrangements – none

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$0

National Association of Securities Dealers, Inc. Fees	$0

Printing and Engraving Expenses	$0

Legal Fees	$0

Listing Fees	$0

Miscellaneous Expenses	$0

Total	$0

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control with Registrant — none.

Item 29.	Number of Holders of Securities as of September 23, 2010

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	1

Item 30.	Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, SiVest Group, Inc. (the “Investment Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration and Accounting Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BNY Mellon Investment Servicing (US), Inc. (“BNY”) and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BNY’s services under the Administration Agreement or otherwise as administrator for the Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser.

SiVest Group, Inc. (“SiVest”) will serve as the Registrant’s investment adviser. Certain of the senior professionals of SiVest also serve as officers and/or directors for Firsthand Funds, an affiliate of SiVest.

Additional information regarding SiVest and its personnel is set forth in its Form ADV as filed with the Securities and Exchange Commission (SEC File No. 801-70365) and is incorporated by reference herein.

Item 32.	Location of Accounts and Records.

The accounts books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its custodian, stock transfer agent, administrator and other relevant service providers.

The Registrant’s Administrator and Transfer Agent, BNY Mellon Investment Servicing (US), Inc., is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. The Registrant’s Custodian, PFPC Trust, is located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Item 33.	Management Services – not applicable.

Item 34.	Undertakings.

(1)
Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the company declines more than 10 percent from the net asset value of the company as of the effective date of the registration statement, or (2) the net asset value of the company increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	(a)-(c) Not Applicable

(5)	Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Jose, in the State of California, on the 10th day of December, 2010.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

By:	/s/ Kevin Landis
Kevin Landis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

________________*
Greg Burglin	Director	December 10, 2010

________________*
Rodney Yee	Director	December 10, 2010

________________*
Kimun Lee	Director	December 10, 2010

/s/ Kevin Landis
Kevin Landis	President and Chairman of	December 10, 2010
the Board of Directors

*By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact
pursuant to powers of attorney

INDEX OF EXHIBITS

(2)(l)	Opinion and Consent of Venable LLP

(2)(n)	Consent of Independent Registered Public Accounting Firm

 1